SYS 1997 INCENTIVE STOCK OPTION AND RESTRICTED STOCK PLAN

1.    Purposes of the Plan. The purposes of the SYS 1997 Incentive Stock Option and Restricted Stock Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

2.    Definitions. As used herein, the following definitions shall apply:

            (a)    "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b)    "Board" means the Board of Directors of the Company.

            (c)    "Code" means the Internal Revenue Code of 1986, as amended.

            (d)    "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

            (e)    "Common Stock" means the Common Stock of the Company.

            (f)     "Company" means SYS, a California corporation.

            (g)    "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (h)    "Continuous Status as an Employee or Consultant" means that the employee or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

            (i)     "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (j)     "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitations the Nasdaq Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii)    If the Common Stock is quoted on the NASDAQ System (but not in the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked priced for the Common Stock on the last market trading day prior to the day of determination, or

                (iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Section 260.140.40, Title 10 of the California Code of Regulation ("California Code").

            (k)    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (l)    "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (m)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (n)    "Option" means a stock option granted pursuant to the Plan.

            (o)    "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

            (p)    "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

            (q)    "Parent" means a "parent corporation" whether now or hereafter existing, as defined in Section 424(e) of the code.

            (r)    "Plan" means this 1997 Incentive Stock Plan.

            (s)    "Restricted.Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

            (t)    "Share" means a share of the Common Stock as adjusted in accordance with Section 12 below.

            (u)    "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below.

            (v)    "Subsidiary" means a "subsidiary corporation" whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the P1an. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be issued pursuant to the exercise of options under the Plan shall not exceed 100,000 common shares for non-employee directors and consultants, and 300,000 common shares for employees of the Company and its subsidiaries. The shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option or Stock Purchase right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.    Administration of the Plan.

            (a)    Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

            (b)    Plan Procedure After the Date. if any. upon Which the Company becomes Subject to the Exchange Act.

                (i)    Administration With Respect to Directors and Officers. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                (ii)     Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-directors, officers and Employees who are neither directors nor officers.

                (iii)    Administration With Respect to Consultants and Other Employees. With respect to grants of Options or Stock Purchase rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designed by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

            (c)    Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator, on behalf of the Committee, shall have the authority, in its discretion:

                (i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                (ii)    to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder,

                (iii)    to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

                (iv)    to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (v)    to approve forms of agreement for use under the Plan;

                (vi)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder,

                (vii)    to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                (viii)    to implement "reload options" as may be specified in an option agreement which reduces the exercise price of any Option to then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                (ix)    to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

                (x)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

            (d)    Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

5.    Eligibility.

            (a)    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

            (b)    Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

                (i)    of Shares subject to an Optionee's Incentive Stock Option granted by the Company, any Parent or Subsidiary, which

                (ii)    Become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Option shall be treated as Nonstatutory Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (c)    The Plan shall not confer upon any Optionee any right with respect to continuation of employment relationship with the Company, not shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship at any time, with or without cause.

            (d)     Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                (i)    The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

                (ii)    If an Option or Stock Purchase Right is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the as limit set forth by the Board of Directors. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

 6.    Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors and its approval by the shareholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.    Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant to an Optionee, and the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.    Option Exercise Price and Consideration.

            (a)    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                (i)    In the case of an Incentive Stock Option

                    (A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B)    granted to an Employee other than an Employee described in the preceding paragraph, the per Share exercise shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii)    In case of a Nonstatutory Stock Option granted to any person, the per Share exercise shall be no less than the amount stated in the option agreement of the Fair Market Value per Share on the date of grant

            (b)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (l) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment.   In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.    Exercise of Option.

            (a)    Procedure for Exercise Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                    An Option may not be exercised for a fraction of a Share.

                    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b)    Termination of Employment or Consulting Relationship.  In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, of it Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (c)    Disability of Optionee. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d)    Death of Optionee.  In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death.  If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan.  If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e)    Rule 16b-3.  Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to quality for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (f)    Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.    Non-Transferability of Option and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.    Stock Purchase Rights.

            (a)    Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right.  The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

            (b)    Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchase pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but at a minimum rate of 20% per year.

            (c)    Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

            (d)    Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12.    Adjustments Upon Changes in Capitalization or Merger.

            (a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

            (b)    Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent this has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

            (c)    Merger.  In the event of a merger of the Company with or into another corporation, the Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.  If, in such event, the Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger.  For the purposes of this paragraph, the Option of Stock Purchase Right shall be considered assumed if, following the merger, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely fair market value to the per share consideration received by holders of Common Stock in the merger.

13.    Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.    Amendment and Termination of the Plan.

            (a)    Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made theretofore, without Optionee or Stock Purchase Right holder consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b)    Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15.    Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitations, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16.   Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.    Agreements.  Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

18.    Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

19.    Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

AMENDMENTS TO STOCK OPTION PLAN

SYS
6363 Greenwich Drive, Suite 200
San Diego, CA 92122

ANNUAL MEETING OF SHAREHOLDERS
March 21, 1997

CERTIFICATE OF CORPORATE SECRETARY

I, W. Gerald Newmin, the duly appointed Secretary of SYS, a California corporation (the "Company"), do hereby certify the following in connection with the Company's Annual Meeting of Shareholders held on March 21, 1997 and the Certificate of the Inspector of Elections received by me:

Appointment of Auditors

(i.)            a total of 2,757,031 shares of the Company's Common Stock were represented at the Meeting;

(ii.)            the following motion was duly approved with 2,746,415 shares voting in favor, 1,334 shares voting against, and 9,282 shares abstaining:

                RESOLVED:    That J.H. Cohn LLP is hereby appointed this Company's auditor for the fiscal year ending June 30, 1997.

SYS 1997 Incentive Stock Option and Restricted Stock Plan

(i.)            a total of 2,757,031 shares of the Company's Common Stock were represented at the Meeting;

(ii.)            the following motion was duly approved with 2,671,200 shares voting in favor, 10,128 shares voting against, and 75,703 shares abstaining:

                RESOLVED:     That the SYS 1997 Incentive Stock Option and Restricted Stock Plan is hereby accepted in its entirety.

Election of Directors

(i.)               a total of 2,757,031 shares of the Company's Common Stock were represented at the Meeting;

                    RESOLVED:    That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 1997:

                    Paul I. Anderson
                    Robert E. Carroll
                    Lawrence L. Kavanau
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner

I, W. Gerald Newmin, the duly elected Corporate Secretary for the Company do hereby affix my signature in the space provided below in certifying these matters for the Company's Shareholders and the Board of Directors on this 21st day of March, 1997.

                                                                                     /s/ W. Gerald Newmin
                                                                                     W. Gerald Newmin, Secretary

SYS SHAREHOLDERS MEETING
JANUARY 8, 1998

    The Chairman called the meeting to order at 1:10 p.m.

    Michael W. Fink, the Inspector of Elections, indicated that 3,138,786 shares of the Company's common stock were outstanding and that 2,733,597 shares were represented by those shareholders in attendance, therefor a quorum was present. Mr. Fink was holder of the Corporation's common stock represented at the meeting, either in person or by proxy.

    The Chairman gave a review of major issues facing the Company over the past year. He indicated that the Company had won a recompete on the UNREP contract and that Ms. Karen White had joined the Company. The Company is focusing on growth opportunities in both the government and non-government sectors. The first six months of the fiscal year are on budget and the Company should complete one acquisition in the non-government area before the end of the fiscal year which will compliment the Company's government business.

    The officers and directors of the Company were introduced.

    Mr. Fink made a motion that the reading of the minutes of the previous shareholders meeting be waived. Mr. Thomas seconded this motion which was passed unanimously.

    Mr. Carroll made a motion nominating the slate of management directors. Mr. Knapp seconded this motion.

    Mr. Fink made a motion, seconded by Mr. Thomas, that the slate of management directors be elected. This motion was carried unanimously. The Inspector of Elections announced that the following slate of directors had been elected:

                    Paul I. Anderson
                    Robert E. Carroll
                    Lawrence L. Kavanau
                    L. Randolph Knapp
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner
                    Richard W. Wood

    Mr. Newmin, Chairman of the Audit Committee, made a motion that the Company retain the firm of JH Cohn LLP as its independent accountant. Mr. Werner seconded this motion which passed unanimously.

    Mr. Harasty made a motion, seconded by Mr. Kavanau, that the Company increase the number of common shares authorized to be issued by the Company from 6.0 million to 12.0 million, and that an amendment to Article Fifth of the Company's Articles of Incorporation be filed with the Secretary of State. This motion was passed unanimously.

    The Chairman indicated that the Internal Revenue Service requires shareholder approval of an amendment to the Company's Incentive Stock Plan which will increase the amount of common shares subject to the Plan for non-employee directors and consultants. Following a discussion, on a motion made by Mr. Vandeveer, seconded by Mr. Moe and approved by unanimous consent, it was;

RESOLVED, that the SYS Incentive Stock Option and Restricted Stock Plan be amended to increase the number of common shares available under the Plan for non-employee directors and consultants from 100,000 to 350,000 shares. It was;

FURTHER RESOLVED, that the Company increase the number of common shares allocated under the Plan for employees be increased from 300,000 to 500,000 shares.

    Mr. Myers moved that the annual meeting of the shareholders be adjourned. Mr. Betzer seconded the motion and the meeting was adjourned at 1:25 p.m.

                                                                                    /s/ W. Gerald Newmin
                                                                                    W. Gerald Newmin
                                                                                    Secretary of the Corporation

DATED: January 8, 1998

SYS
6363 Greenwich Drive, Suite 200
San Diego, CA 92122

ANNUAL MEETING OF SHAREHOLDERS
January 8, 1998

CERTIFICATE OF CORPORATE SECRETARY

    I, W. Gerald Newmin, the duly appointed Secretary of SYS, a California corporation (the "Company"), do hereby certify the following in connection with the Company's Annual Meeting of Shareholders held on January 8, 1998 and the Certificate of the Inspector of Elections received by me:

Item. 1.    Election of Directors

            (i.)    a total of 2,733,597 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    the following motion was duly approved with 2,649,474 shares voting in favor, 0 shares voting against, and 0 shares abstaining:

            RESOLVED:    That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 1998:

                    Paul I. Anderson
                    Robert E. Carroll
                    Lawrence L. Kavanau
                    L. Randolph Knapp
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner
                    Richard W. Wood

Item 2.    Appointment of Auditors

            (i.)    a total of 2,733,597 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    the following motion was duly approved with 2,718,471 shares voting in favor, 100 shares voting against, and 5,964 shares abstaining:

            RESOLVED: That J.H. Cohn LLP is hereby appointed this Company's auditor for the fiscal year ending June 30, 1998.

Item 3.    Increase Number of Authorized Common Shares to 12.0 Million

            (i.)    a total of 2,733,597 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    the following motion was duly approved with 2,586,052 shares voting in favor, 79,650 shares voting against, and 21,891 shares abstaining:

            RESOLVED: That the number of Common Shares authorized by the Company shall be 12.0 million shares.

Item 4.    Amendment to SYS 1997 Incentive Stock Option and Restricted Stock Plan

            (i.)    a total of 2,733,597 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    the following motion was duly approved with 2,082,654 shares voting in favor, 282,478 shares voting against, and 14,341 shares abstaining:

            RESOLVED: That the amendment to the SYS 1997 Incentive Stock Option and Restricted Stock Plan increasing the number of common shares allocated for non-employee directors and consultants is hereby increased to 350,000 common shares.

Item 5.    Additional Amendment SYS 1997 Incentive Stock Option and Restricted Stock Plan

            (i.)    a total of 2,733,597 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    the following motion, made from the floor, was duly approved with 2,733,597 shares voting in favor, 0 shares voting against, and 0 shares abstaining:

    RESOLVED: That the amendment to the SYS 1997 Incentive Stock Option and Restricted Stock Plan increasing the number of common shares allocated for non-employee directors and consultants to 350,000 common shares be further amended to increase the maximum number of shares allocated for employees from 300,000 to 500,000.

    I, W. Gerald Newmin, the duly elected Corporate Secretary for the Company do hereby affix my signature in the space provided below in certifying these matters for the Company's Shareholders and the Board of Directors on this 8th day of January, 1998.

                                                            /s/ W. Gerald Newmin
                                                            W. Gerald Newmin, Secretary

SYS
9620 Chesapeake Drive, Suite 201
San Diego, CA 92123

ANNUAL MEETING OF SHAREHOLDERS
January 20, 1998

CERTIFICATE OF INSPECTOR OF ELECTIONS

    I, Michael W. Fink, the duly appointed Inspector of Elections for the Annual Meeting of the Common Shareholders of SYS, a California corporation, held at 1:00 P.M. P.S.T., at the corporate office, located at 9620 Chesapeake Drive, San Diego, California 92123 do hereby certify that:

    Item 1.    Election of Directors

            (i.)     A total of 2,952,858 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was not duly approved with 721,504 shares voting in favor, 2,231,354 shares voting against, and 0 shares abstaining:

            RESOLVED:     That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 1999:

                    Paul I. Anderson
                    Robert E. Carroll
                    Lawrence L. Kavanau
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner
                    Richard W. Wood

            (iii.)    The following motion was duly approved with 2,489,541 shares voting in favor, 463,317 shares voting against, and 0 shares abstaining:

            RESOLVED:      That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 1999:

                    Lawrence L. Kavanau
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner

    Item 2.    Appointment of Auditors

            (i.)    A total of 2,952,858 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,948,452 shares voting in favor, 2,641 shares voting against, and 1,765 shares abstaining:

    RESOLVED: That J. H. Cohn LLP is hereby appointed this Company's auditor for the fiscal year ending June 30, 1999.

    Item 3.    Amendment to SYS 1997 Incentive Stock Option and Restricted Stock Plan

            (i.)    A total of 2,952,858 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,893,136 shares voting in favor, 36,913 shares voting against, and 22,809 shares abstaining:

    RESOLVED:    To amend the SYS 1997 Incentive Stock Option and Restricted Stock Plan ("Plan") to increase the amount of common shares subject to the Plan for non-employee directors and consultants from 350,000 to a total of 450,000 and for employees from 500,000 to a total of 750,000.

    I, Michael W. Fink, the duly appointed Inspector of Elections, do hereby affix my signature in the space provided below in certifying these matters for the Company's Shareholders and the Board of Directors on this 20th day of January, 1999.

                                                                /s/ Michael W. Fink
                                                                Michael W. Fink
                                                                Inspector of Elections

SYS
9620 Chesapeake Drive, Suite 201
San Diego, CA 92123

ANNUAL MEETING OF SHAREHOLDERS
January 20, 1999

CERTIFICATE OF CORPORATE SECRETARY

    I, W. Gerald Newmin, the duly appointed Secretary of SYS, a California corporation (the "Company"), do hereby certify the following in connection with the Company's Annual Meeting of Shareholders held on January 20, 1999 and the Certificate of the Inspector of Elections received by me:

    Item 1.           Election of Directors

            (i.)    A total of 2,952,858 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was not duly approved with 721,504 shares voting in favor, 2,231,354 shares voting against, and 0 shares abstaining:

    RESOLVED:    That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 1999:

                    Paul I. Anderson
                    Robert E. Carroll
                    Lawrence L. Kavanau
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner
                    Richard W. Wood

            (iii.)    The following motion was duly approved with 2,489,541 shares voting in favor, 463,317 shares voting against, and 0 shares abstaining:

    RESOLVED: That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 1999:

                    Lawrence L. Kavanau
                    Robert D. Mowry
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner

    Item 2.     Appointment of Auditors

            (i.)    A total of 2,952,858 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,948,452 shares voting in favor, 2,641 shares voting against, and 1,765 shares abstaining:

    RESOLVED:     That J. H. Cohn LLP is hereby appointed this Company's auditor for the fiscal year ending June 30, 1999.

    Item 3.    Amendment to SYS 1997 Incentive Stock Option and Restricted Stock Plan

            (i.)    A total of 2,952,858 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,893,136 shares voting in favor, 36,913 shares voting against, and 22,809 shares abstaining:

    RESOLVED:     To amend the SYS 1997 Incentive Stock Option and Restricted Stock Plan ("Plan") to increase the amount of common shares subject to the Plan for non-employee directors and consultants from 350,000 to a total of 450,000 and for employees from 500,000 to a total of 750,000.

    I, W. Gerald Newmin, the duly elected Corporate Secretary for the Company do hereby affix my signature in the space provided below in certifying these matters for the Company's Shareholders and the Board of Directors on this 20th day of January, 1999.

                                                                                                /s/ W. Gerald Newmin
                                                                                                W. Gerald Newmin, Secretary

SYS
9620 Chesapeake Drive, Suite 201
San Diego, CA 92123

ANNUAL MEETING OF SHAREHOLDERS
January 19, 2000

CERTIFICATE OF CORPORATE SECRETARY

    I, Michael W. Fink, the duly appointed Secretary of SYS, a California corporation (the "Company"), do hereby certify the following in connection with the Company's Annual Meeting of Shareholders held on January 19, 2000 and the Certificate of the Inspector of Elections received by me:

    Item 1.    Election of Directors

            (i.)    A total of 2,624,148 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,618,546 shares voting in favor, 5,602 shares voting against, and 0 shares abstaining:

    RESOLVED:    That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 2000:

                    Lawrence L. Kavanau
                    Kameron W. Maxwell
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner

    Item 2.    Appointment of Auditors

            (i.)    A total of 2,624,148 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,620,137 shares voting in favor, 300 shares voting against, and 3,711 shares abstaining:

    RESOLVED:    That J. H. Cohn LLP is hereby appointed this Company's auditor for the fiscal year ending June 30, 2000.

    I, Michael W. Fink, the duly elected Corporate Secretary for the Company do hereby affix my signature in the space provided below in certifying these matters for the Company's Shareholders and the Board of Directors on this 31st day of January, 2000.

                                                                             /s/ Michael W. Fink
                                                                            Michael W. Fink, Secretary

SYS
9620 Chesapeake Drive, Suite 201
San Diego, CA 92123

ANNUAL MEETING OF SHAREHOLDERS
January 17, 2001

CERTIFICATE OF CORPORATE SECRETARY

    I, Michael W. Fink, the duly appointed Secretary of SYS, a California corporation (the "Company"), do hereby certify the following in connection with the Company's Annual Meeting of Shareholders held on January 17, 2001 and the Certificate of the Inspector of Elections received by me:

    Item 1.    Election of Directors

            (i.)    A total of 2,513,326 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,485,288 shares voting in favor, 28,038 shares voting against, and 0 shares abstaining:

    RESOLVED:    That the following persons are hereby elected as Directors of SYS for the fiscal year ending June 30, 2001:

                    Zoltan A. "Walt" Harasty
                    Kameron W. Maxwell
                    W. Gerald Newmin
                    Charles E. Vandeveer
                    Charles H. Werner

    Item 2.    Appointment of Auditors

            (i.)    A total of 2,513,326 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,506,701 shares voting in favor, 200 shares voting against, and 6,425 shares abstaining:

    RESOLVED:    That J. H. Cohn LLP is hereby appointed this Company's auditor for the fiscal year ending June 30, 2001.

    Item 3.    Increase the Number of Authorized Common Shares

            (i.)    A total of 2,513,326 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,381,949 shares voting in favor, 123,314 shares voting against, and 8,063 shares abstaining:

    RESOLVED:    To amend the Article FIFTH of the Articles of Incorporation to increase the number of authorized Common Shares from 12.0 million to 48.0 million shares.

    Item 4.    Amend the SYS 1997 Incentive Stock Option and Restricted Stock Plan

            (i.)    A total of 2,513,326 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,445,637 shares voting in favor, 62,687 shares voting against, and 5,002 shares abstaining:

    RESOLVED:    To amend the SYS 1997 Incentive Stock Option and Restricted Stock Plan (the "Plan") to increase the amount of common shares subject to the Plan for employees from 750,000 to a total of 1,750,000.

    Item 5.    Other Matters

    A.    Motion from the floor to amend bylaws.

            (i.)    A total of 2,513,326 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,513,326 shares voting in favor, 0 shares voting against, and 0 shares abstaining:

    RESOLVED:    To amend and replace the corporation's Article SECOND with the following:

    "SECOND: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated under the California Corporations Code."

    B.     Motion from the floor to amend bylaws.

            (i.)    A total of 2,513,326 shares of the Company's Common Stock were represented at the Meeting;

            (ii.)    The following motion was duly approved with 2,513,326 shares voting in favor, 0 shares voting against, and 0 shares abstaining:

    RESOLVED:    To amend and replace the corporation's Article THIRD with the following:

    "THIRD: The corporation shall maintain its principal office within the State of California or at such other location as its Board of Directors so determines."

    I, Michael W. Fink, the duly elected Corporate Secretary for the Company do hereby affix my signature in the space provided below in certifying these matters for the Company's Shareholders and the Board of Directors on this 23rd day of January, 2001.

                                                                                    /s/ Michael W. Fink
                                                                                    Michael W. Fink, Secretary

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